As filed with the Securities and Exchange Commission on August 2, 2002

                           Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        SUPERCONDUCTIVE COMPONENTS, INC.
             (Exact name of Registrant as specified in its charter)

              Ohio                                              31-121318
   (State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                             1145 Chesapeake Avenue
                              Columbus, Ohio 43212
              (Address of Registrant's principal executive offices)

                        SUPERCONDUCTIVE COMPONENTS, INC.
                           FOURTH AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN
                            (Full Title of the Plan)


                                  Daniel Rooney
                      President and Chief Executive Officer
                        Superconductive Components, Inc.
                             1145 Chesapeake Avenue
                              Columbus, Ohio 43212
                                 (614) 486-0261
            (Name, address and telephone number of agent for service)

                          Copies of Correspondence to:
                            Curtis A. Loveland, Esq.
                       Porter, Wright, Morris & Arthur LLP
                              41 South High Street
                              Columbus, Ohio 43215
                                 (614) 227-2004


                                           CALCULATION OF REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------
                                                    Proposed Maximum       Proposed Maximum           Amount of
Title of Securities           Amount to be           Offering Price       Aggregate Offering        Registration
to be Registered               Registered              Per Share                Price*                  Fee*
----------------------------------------------------------------------------------------------------------------------
Common stock,
  Without par value              300,000                 $0.99                 $297,000                $27.33
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

*Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the last sale price of Superconductive Components, Inc. Common Stock as reported on the Over The Counter Bulletin Board on July 30, 2002.

This Registration Statement shall be deemed to cover an indeterminate number of additional shares of Superconductive Components Common Stock, without par value, as may be issuable pursuant to future stock dividends, stock splits, or similar transactions.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The document(s) containing the information concerning the Superconductive Components, Inc. Fourth Amended and Restated 1995 Stock Option Plan, specified in Part I will be sent or given to employees as specified by Rule 428(b)(1). Such documents are not filed as part of this Registration Statement in accordance with the Note to Part I of the Form S-8 Registration Statement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

         We incorporate by reference into this Registration Statement the contents of the Form S-8 registration statement, dated August 10, 2001, file number 333-67212 previously filed by the Registrant with the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on July 31, 2002.

                                  SUPERCONDUCTIVE COMPONENTS, INC.

                                  By:      /s/ Daniel Rooney
                                      ----------------------------------------
                                           Daniel Rooney
                                           President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



              SIGNATURE                               TITLE                             DATE
              ---------                               -----                             ----

      /s/ Daniel Rooney                        President, Chief Executive           July 31, 2002
-------------------------------------          Officer and Director
          Daniel Rooney                        (Principal Executive Officer)


    */s/ Gerald S. Blaskie                     Chief Financial Officer (Principal   July 31, 2002
-------------------------------------          Financial Officer and Principal
         Gerald S. Blaskie                     Accounting Officer)


    */s/ Edward R. Funk                        Chairman of the Board of Directors   July 31, 2002
-------------------------------------
         Edward R. Funk


    */s/ Robert J. Baker, Jr.                  Director                             July 31, 2002
-------------------------------------
         Robert J. Baker, Jr.


    */s/ Edward W. Ungar                       Director                             July 31, 2002
-------------------------------------
         Edward W. Ungar



*By: /s/ Daniel Rooney
     -----------------------------------
     Daniel Rooney, attorney-in-fact
     for each of the persons indicated

                          Registration No. 333-
                                               -------




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                          ---------------------------


                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933


                          ---------------------------


                        SUPERCONDUCTIVE COMPONENTS, INC.


                          ---------------------------

                                    EXHIBITS

                          ---------------------------

                                  EXHIBIT INDEX


       Exhibit                                  Exhibit
       Number                                 Description
       ------                                 -----------


        4(a)       *         Superconductive Components, Inc. Fourth Amended and Restated 1995 Stock Option Plan.

        4(b)                 Certificate of Second Amended and Restated Articles of Incorporation of
                             Superconductive Components, Inc. (Exhibit 3(a) to Form 10-SB dated September 28,
                             2000, and incorporated herein by reference).

        4(c)                 Restated Code of Regulations of Superconductive Components, Inc. (Exhibit 3(b) to
                             Form 10-SB dated September 28, 2000, and incorporated herein by reference).

        5          *         Opinion of Porter, Wright, Morris & Arthur LLP regarding legality.

        23(a)                Consent of Porter, Wright, Morris & Arthur LLP (included in Exhibit 5 filed herewith).

        23(b)      *         Consent of Hausser + Taylor LLP.

        24         *         Power of Attorney.

------------
* Filed with this Registration Statement